SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2003

Hanmi Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30421	95-4788120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles California	90010

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not applicable

(Former name of former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Exhibit
99.1	Press release of Hanmi Financial Corporation, dated December 23, 2003, announcing the appointment of Mr. Michael J. Winiarski as Senior Vice President and Chief Financial Officer of Hanmi Bank.

Item 9. Regulation FD Disclosure.

On December 23, 2003, Hanmi Financial Corporation issued a press release announcing the appointment of Mr. Michael J. Winiarski as Senior Vice President and Chief Financial Officer of Hanmi Bank, a wholly owned subsidiary of Hanmi Financial Corporation. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2003	Hanmi Financial Corporation

	By:	/s/ Jae Whan Yoo

President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release of Hanmi Financial Corporation, dated December 23, 2003, announcing the appointment of Mr. Michael J. Winiarski as Senior Vice President and Chief Financial Officer of Hanmi Bank.